UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 14, 2026

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18390 NE 68th Street

Redmond, Washington 98052

(Address of principal executive offices) (Zip code)

(425) 936-6847

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MVIS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2026, MicroVision, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers listed on the signature pages thereto (the “Purchasers”), in connection with the Company’s offer of an aggregate of 6,800,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), together with accompanying warrants to purchase 6,800,000 shares of Common Stock (the “Warrants” and, together with the Shares, the “Securities”) to the Purchasers and other investors who purchased Securities pursuant to the prospectus registering such Securities (the “Offering”). The Securities were sold at a combined offering price of $2.50 per Share and accompanying Warrant.

The Warrants have an exercise price of $2.50 per share, are exercisable immediately, and are exercisable for a period of five years from the closing of the Offering.

WestPark Capital, Inc. (“WestPark”) acted as the Company’s placement agent in connection with the Offering. The Offering was conducted as a confidentially marketed public offering on a reasonable best efforts basis by WestPark, acting as sole placement agent for the Company pursuant to a Placement Agency Agreement, dated August 14, 2026 (the “Placement Agency Agreement”). In connection with acting as placement agent, WestPark received a commission equal to a cash fee of 6.5% of the aggregate gross proceeds raised from the sale of the Securities sold in the Offering, and the Company reimbursed WestPark for $115,000 of its expenses incurred in connection with the Offering.

The net proceeds to the Company from the Offering are approximately $15.6 million after deducting placement fees and other estimated offering expenses payable by the Company and excluding the proceeds received from the exercise of Warrants, if any. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include, but are not limited to, working capital and capital expenditures.

The Offering is being made pursuant to the Company’s registration statement on Form S-3 (File No. 333-297430), initially filed with the Securities and Exchange Commission (“SEC”) on July 13, 2026 and declared effective by the SEC on July 15, 2026, a preliminary prospectus supplement relating to the Offering filed with the SEC on August 14, 2026, and a final prospectus supplement relating to the Offering filed with the SEC on August 17, 2026.

The Offering closed on August 17, 2026.

The Purchase Agreement and the Placement Agency Agreement contain customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Purchase Agreement and the Placement Agency Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties.

In addition, subject to certain exceptions, we have agreed, (i) for a period of 45 days following the date of the closing of this Offering, not to, and to cause our subsidiaries not to, issue, enter into any agreement to issue or announce the issuance or proposed issuance of any common stock or any securities that are convertible into, or exchangeable or exercisable for, common stock, nor file any registration statement or amendment or supplement thereto, other than this prospectus supplement or certain registration statements, (ii) for a period of 45 days following the date of the closing of this Offering, issue any securities that are subject to a price reset based on the trading prices of our common stock or upon a specified or contingent event in the future, or enter into any agreement to issue securities at a future determined price and (iii) for a period of 45 days following the date of the closing of this Offering, not to make any additional repayments on any outstanding amount of the Company’s currently outstanding senior secured convertible notes maturing on March 1, 2028.

The Placement Agency Agreement, form of Warrant and Purchase Agreement are filed as Exhibits 1.1, 4.1 and 10.1 respectively, to this Current Report on Form 8-K (this “Current Report”). The foregoing descriptions of the terms of the Placement Agency Agreement, form of Warrant and Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the exhibits. A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the Securities, and the shares of Common Stock issuable upon exercise of the Warrants, is filed as Exhibit 5.1 to this Current Report.

Item 8.01 Other Events.

On August 13, 2026, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On August 14, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Placement Agency Agreement, dated August 14, 2026, by and between MicroVision, Inc. and WestPark Capital, Inc.
4.1	Form of Warrant
5.1	Opinion of Ropes & Gray LLP
10.1*	Form of Securities Purchase Agreement, dated as of August 14, 2026, by and among the Company and the purchasers on the signature pages thereto
23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1)
99.1	Press Release (Launch), dated August 13, 2026
99.2	Press Release (Pricing), dated August 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended, because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or disclosure document. The Company agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

	By:	/s/ Drew G. Markham
Drew G. Markham
Senior Vice President, General Counsel and Secretary

Dated: August 17, 2026